UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2023

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2023, Applied DNA Sciences, Inc. (the “Company”) entered into restricted stock unit award agreements with certain officers of the Company, including its principal financial officer and one other named executive officer, pursuant to which the officers were awarded and issued Restricted Stock Units (“RSUs”) under the Company’s 2020 Equity Incentive Plan (the “2020 Plan”), and such RSU awards were approved by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) as of such date.

The RSUs awarded and issued were as follows:

Officer	Restricted Stock Units
Beth Jantzen (Chief Financial Officer)	91,667
Judith Murrah (Chief Operating Officer, Chief Information Officer, and Secretary)	99,306
Clay Shorrock (Chief Legal Officer)	91,667

Each RSU was granted pursuant to a form of Restricted Stock Unit Award Agreement (“Form of RSU Agreement”) approved by the Compensation Committee and each RSU represents the right to be issued shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) on a future date, subject to the satisfaction of vesting conditions set forth in the grant notice. The RSUs vest on the first anniversary of the grant date and terminate immediately upon termination of service with the Company. Except as may be permitted by the Compensation Committee in accordance with the terms of the 2020 Plan, the RSUs and shares of Common Stock underlying the RSUs may not be transferred other than by will or by the laws of descent and distribution.

The foregoing description of the Form of RSU Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Form of RSU Agreement, a copy of which is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Restricted Stock Unit Award Agreement.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2023	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward